                                                                   EXHIBIT 10.43

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

CLAYTON UTZ

Loan Agreement

Australian Railroad Group Pty Ltd
Borrower

National Australia Bank Limited
Lender

Clayton Utz Lawyers
Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000  F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Liability limited by the Solicitors Scheme, approved under the Professional Standards Act 1994 (NSW) and by our Terms of Engagement

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

TABLE OF CONTENTS

1.        DEFINITIONS AND INTERPRETATION........................................       1

          1.1           Definitions.............................................       1
          1.2           Interpretation..........................................       3
          1.3           Margin..................................................       3
          1.4           Finance Document........................................       5

2.        THE FACILITIES........................................................       5

          2.1           Commitments.............................................       5
          2.2           Purpose.................................................       6
          2.3           Termination.............................................       6

3.        ADDITIONAL ADVANCE AND ACKNOWLEDGMENT OF DEBT.........................       6

4.        DRAWDOWN..............................................................       7

          4.1           Notice..................................................       7
          4.2           Contents of Drawdown Notice.............................       7
          4.3           Requirements of Drawdown Notice.........................       7
          4.4           Maximum Number of Revolving Advances....................       7

5.        CONDITIONS PRECEDENT..................................................       8

          5.1           Conditions precedent to the first Advance...............       8
          5.2           Conditions precedent to all Advances....................       8

6.        REPAYMENT AND PREPAYMENTS.............................................       8

          6.1           Repayment of Revolving Advances.........................       8
          6.2           Repayment of Term Advances..............................       8
          6.3           Pro-rata Repayments.....................................       9
          6.4           Other Repayments and Prepayments........................       9

7.        INTEREST..............................................................       9

          7.1           Interest Periods........................................       9
          7.2           Calculation of interest.................................      10
          7.3           Payment of interest.....................................      10
          7.4           Default interest........................................      10

8.        FEES..................................................................      10

          8.1           Establishment fee.......................................      10
          8.2           Commitment Fee..........................................      11

9.        PAYMENTS..............................................................      11

10.       LENDER'S RIGHTS ON EVENT OF DEFAULT...................................      11

11.       PUBLIC OFFER..........................................................      11

          11.1          Borrower's representations..............................      11
          11.2          Lenders' representations and warranties.................      12
          11.3          Information.............................................      12
          11.4          Legal Restrictions......................................      12

                                                                              i.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

12.       ASSIGNMENTS...........................................................      12

          12.1          Assignments by the Lender...............................      12
          12.2          Assignments by the Borrower.............................      12

13.       GOVERNING LAW AND ENFORCEMENT.........................................      12

14.       NO REPRESENTATION BY OR RELIANCE ON THE LENDER........................      13

SCHEDULE 1........................................................................    14

                                                                             ii.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

LOAN AGREEMENT MADE ON                                                      2003

PARTIES      AUSTRALIAN RAILROAD GROUP PTY LTD ABN 68 080 579 308 ("BORROWER")

             NATIONAL AUSTRALIA BANK LIMITED , ABN 12 004 044 937 ("LENDER")

OPERATIVE PROVISIONS

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         For the purposes of this Agreement terms used in this Agreement will have the meanings given in or for the purposes of the Common Terms Deed unless otherwise defined below or specified in this Agreement and the following definitions apply:

         "ADVANCE" means a Revolving Advance, a Tranche A Term Advance or a Tranche B Term Advance.

         "AVAILABILITY PERIOD" means:

         (a) in relation to the Revolving Facility, the period from and including the date of this Agreement to and including the date falling 30 days prior to the Revolving Termination Date; and

         (b) in relation to the Tranche A Term Facility and the Tranche B Term Facility, the period from and including the date of this Agreement to and including 31 December 2003.

         "BASE RATE" for a period means:

         (a) the average bid rate displayed at or about 10.30 am (Sydney time) on the first day of that period on the Reuters screen BBSY page for a term equivalent to that period (or, where the relevant period is an Interest Period, if that Interest Period is subject to marginal adjustment, for a term equivalent to that period prior to such adjustment); or

         (b) if for any reason the rate referred to at paragraph (a) of this definition is not displayed for a term equivalent to the relevant period then the Base Rate will be the rate determined by the Lender to be the average of the buying rates quoted to the Lender by 3 leading banks in the Australian market, as determined by the Lender, at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank and which have a term equivalent to that period.

         Rates will be expressed as a yield percent per annum to maturity.

         "COMMITMENT" means the Revolving Facility Commitment, the Tranche A Term Facility Commitment or the Tranche B Term Facility Commitment.

         "COMMON TERMS DEED" means the deed so entitled dated on or about the date of this Agreement between the Borrower, the companies listed in
         Part I of Schedule 1 as original

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         guarantors, the financial institutions listed in Part II of Schedule 1 as original lenders and ANZ Capel Court Limited, as Security Trustee.

         "DRAWDOWN DATE" means the date on which an Advance is made or, where the context requires, is proposed to be made.

         "DRAWDOWN NOTICE" means a notice given under clause 4.1 substantially in the form set out in Part I of Schedule 1.

         "FACILITY" means the Revolving Facility, the Tranche A Term Facility or the Tranche B Term Facility.

         "INTEREST RATE" for each Interest Period means the aggregate of the applicable Base Rate and the applicable Margin.

         "LONG TERM DEBT" means, in relation to any person, unsecured senior debt (in dollars) issued by that person with a term of more than 12 months.

         "MARGIN" has the meaning set out in clause 1.3.

         "MOODY'S" means Moody's Investors Service Inc. or any of its Subsidiaries and their successors.

         "REVOLVING ADVANCE" means a loan made or to be made under the Revolving Facility or the principal amount outstanding for the time being of that loan.

         "REVOLVING FACILITY" means the revolving loan facility made available under this Agreement.

         "REVOLVING FACILITY COMMITMENT" means $61,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "REVOLVING TERMINATION DATE" means the earlier of:

         (a) the date which is the fifth anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

         (b) any date on which the Revolving Facility is terminated or cancelled in accordance with the Finance Documents.

         "SELECTION NOTICE" means a notice given under clause 7.1(a) substantially in the form set out in Part II of Schedule 1.

         "STANDARD & POOR'S" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any of its Subsidiaries and their successors.

         "TERMINATION DATE" means the Revolving Termination Date, the Tranche A Term Termination Date or the Tranche B Term Termination Date.

         "TRANCHE A TERM ADVANCE" means a loan made or to be made under the Tranche A Term Facility or the principal amount outstanding for the time being of that loan.

         "TRANCHE A TERM FACILITY" means the 5 year term loan facility made available under this Agreement, as described in clause 2.1(b).

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         "TRANCHE A TERM FACILITY COMMITMENT" means $36,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "TRANCHE A TERM TERMINATION DATE" means the earlier of:

         (a) the date which is the fifth anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

         (b) any date on which the Tranche A Term Facility is terminated or cancelled in accordance with the Finance Documents.

         "TRANCHE B TERM ADVANCE" means a loan made or to be made under the Tranche B Term Facility or the principal amount outstanding for the time being of that loan.

         "TRANCHE B TERM FACILITY" means the 7 year term loan facility made available under this Agreement, as described in clause 2.1(c).

         "TRANCHE B TERM FACILITY COMMITMENT" means $28,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "TRANCHE B TERM TERMINATION DATE" means the earlier of:

         (a) the date which is the seventh anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

         (b) any date on which the Tranche B Term Facility is terminated or cancelled in accordance with the Finance Documents.

1.2      INTERPRETATION

         Clause 1.2 of the Common Terms Deed applies in this Agreement as if all references in that clause to "this Deed" were to "this Agreement".

1.3      MARGIN

         (a) If, at any time the Long Term Debt of the Borrower or any other Obligor is rated by Standard & Poor's, Moody's or another reputable credit rating agency of similar standing approved by the Lender, the Margin will be determined in accordance with clauses 1.3(b) to 1.3(f).

         (b) The Margin for any Interest Period will be determined on the basis of the credit rating of the Borrower's Long Term Debt on the first day of that Interest Period and in accordance with the following table, provided that if the Borrower has obtained a credit rating from either Standard & Poor's or Moody's but not both, only that rating will be used to determine the Margin or if ratings are obtained from both Standard & Poor's and Moody's and those ratings are not equivalent to one another, the Margin will be determined on the basis of the lower rating:

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                                               MARGIN (PERCENTAGE PER ANNUM)
                                                             --------------------------------
                                                                FOR THE
                                                               TRANCHE A
     MOODY'S LONG                    S&P'S LONG              TERM FACILITY         FOR THE
   TERM DEBT CREDIT                  TERM DEBT                AND REVOLVING       TRANCHE B
        RATING                     CREDIT RATING                FACILITY        TERM FACILITY
---------------------------------------------------------------------------------------------
> or = A3                      > or = A-                        [ *** ]%           [ *** ]%
------------------------------------------------------------------------------------------
> or = Baa1 and <A3            > or = BBB+ and < A-             [ *** ]%           [ *** ]%
------------------------------------------------------------------------------------------
> or = Baa2 and < Baa1         > or = BBB and < BBB+            [ *** ]%           [ *** ]%
------------------------------------------------------------------------------------------
> or = Baa3 and < Baa2         >or = BBB- and < BBB             [ *** ]%           [ *** ]%
------------------------------------------------------------------------------------------
< Baa3                         < BBB-                           [ *** ]%           [ *** ]%
------------------------------------------------------------------------------------------

(c) For the purposes of this clause 1.3, a rating will be taken to have occurred on the date on which the relevant credit rating agency publicly announces that rating. The Borrower will promptly notify the Lender when a rating is publicly announced as contemplated by this clause 1.3(c).

(d) If the Borrower has not obtained a credit rating from Standard & Poor's or Moody's but has obtained a rating from another reputable credit rating agency of similar standing approved by the Lender at its absolute discretion, a reference to a credit rating in clauses 1.3(b) to 1.3(f) will be taken to be an equivalent rating by that other ratings agency, as determined by the Lender, unless and until a credit rating is obtained from either or both of Standard & Poor's and Moody's, in which case the relevant rating will be that of Standard & Poor's or Moody's or both as the case may be.

(e) If at any time the Long Term Debt of the Borrower is not rated and at that time the Long Term Debt of another Obligor is rated then references in clauses 1.3(b) to 1.3(d) to the credit rating of the Long Term Debt of the Borrower will be deemed to be references to the credit rating of the Long Term Debt of that other Obligor.

(f) Nothing in this clause 1.3 imposes an obligation on the Borrower to procure that any member of the Group obtains a credit rating for their Long Term Debt.

(g)      (i)      At all times that the Long Term Debt of the Borrower
                  or any other Obligor is not rated by Standard &
                  Poor's, Moody's or another reputable credit rating agency of similar standing approved by the Lender, the Margin will be determined in accordance with this clause 1.3(g).

         (ii) Subject to clauses 1.3(g)(iii) and 1.3(g)(iv) the Margin for any Interest Period will be determined on the basis of the Interest Cover Ratio as specified in the Compliance Certificate issued on the first date of that

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                           Interest Period or last issued prior to that date in accordance with the following table:

                             MARGIN (PERCENTAGE PER ANNUM)
                           --------------------------------
                              FOR THE
                             TRANCHE A
                           TERM FACILITY          FOR THE
                            AND REVOLVING        TRANCHE B
INTEREST COVER RATIO          FACILITY         TERM FACILITY
------------------------------------------------------------
> or = 4.5:1               [   ***   ]%        [   ***   ]%
----------------------------------------------------------
> or = 4.0:1 < 4.5:1       [   ***   ]%        [   ***   ]%
----------------------------------------------------------
> or = 3.5:1 < 4.0:1       [   ***   ]%        [   ***   ]%
----------------------------------------------------------
> or = 3.0:1 < 3.5:1       [   ***   ]%        [   ***   ]%
----------------------------------------------------------
< 3.0:1                    [   ***   ]%        [   ***   ]%
----------------------------------------------------------

(iii) If a Compliance Certificate is not supplied within the period required under the Common Terms Deed, the Margin for the relevant Interest Period will be based on an Interest Cover Ratio of <3.0:1.

(iv) For each Interest Period commencing prior to the date on which the Compliance Certificate is issued for the Calculation Date of 30 June 2004 in accordance with clause 4.2 of the Common Terms Deed the Margin will be:

         A. for the Tranche A Term Facility and Revolving Facility, [ *** ]% per annum; and

         B.       for the Tranche B Term Facility, [ *** ]% per annum.

1.4      FINANCE DOCUMENT

         The Borrower and the Lender agree that this Agreement is a "Finance Document" for the purposes of the Common Terms Deed and, without limiting the other rights of the Lender, that the Lender, in entering into this Agreement and performing its obligations under this Agreement, has the benefit of the representations and warranties and undertakings given by the Borrower and each other Obligor under the Common Terms Deed.

2.       THE FACILITIES

2.1      COMMITMENTS

         Subject to the terms of the Finance Documents, the Lender agrees to make available to the Borrower:

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         (a) a dollar revolving loan facility in an aggregate amount equal to the Revolving Facility Commitment;

         (b) a dollar 5 year term loan facility in an aggregate amount equal to the Tranche A Term Facility Commitment; and

         (c) a dollar 7 year term loan facility in an aggregate amount equal to the Tranche B Term Facility Commitment.

2.2      PURPOSE

         (a) The Borrower may only apply the amounts received by it under the Revolving Facility towards refinancing the Project Finance Facility, paying related fees and transaction costs and financing the ongoing working capital and general corporate funding requirements of the Group.

         (b) The Borrower may only apply the amounts received by it under the Tranche A Term Facility and the Tranche B Term Facility towards refinancing the Project Finance Facility and paying related fees and transaction costs.

         (c) The Lender is not bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

2.3      TERMINATION

         (a)      The Revolving Facility terminates on the Revolving Termination
                  Date.

         (b) The Tranche A Term Facility terminates on the Tranche A Term Termination Date.

         (c) The Tranche B Term Facility terminates on the Tranche B Term Termination Date.

3.       ADDITIONAL ADVANCE AND ACKNOWLEDGMENT OF DEBT

         (a) Notwithstanding any other provision of any Finance Document, the Lender agrees to advance to the Borrower $10.00 on the date of this Agreement, receipt of which amount is acknowledged by the Borrower. The parties agree that no interest will be payable on this advance amount and that, notwithstanding any other provision of any Finance Document, this amount must not be repaid until the Lender has received payment in full and final settlement of all other amounts owed to it under the Finance Documents and the Lender has no further actual or contingent obligations under the Finance Documents.

         (b) The Borrower acknowledges that it is indebted to the Lender for the principal amount of the Advances from time to time and the principal amount advanced in accordance with clause 3(a).

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

4.       DRAWDOWN

4.1      NOTICE

         Subject to the terms of the Finance Documents, the Borrower may draw down a Facility by giving written notice, in the form of a Drawdown Notice signed by an authorised officer of the Borrower, of its intention to do so to the Lender.

4.2      CONTENTS OF DRAWDOWN NOTICE

         Each Drawdown Notice will specify:

         (a)      the Facility to be utilised;

         (b) the amount of the Advance (which will not be less than $1,000,000 and will be an integral multiple of $1,000,000);

         (c) the proposed Drawdown Date, which must be a Business Day during the Availability Period applicable to the relevant Facility;

         (d) in the case of an Advance under the Revolving Facility, the proposed Interest Period of the Advance and in the case of an Advance under the Tranche A Term Facility or the Tranche B Term Facility, the proposed initial Interest Period of the Advance, which must in each case comply with clause 7; and

         (e)      payment instructions.

         Only one Advance may be requested in each Drawdown Notice.

4.3      REQUIREMENTS OF DRAWDOWN NOTICE

         Each Drawdown Notice will:

         (a) be received by the Lender 3 Business Days before the proposed Drawdown Date;

         (b)      be signed by a duly authorised officer of the Borrower;

         (c)      be irrevocable;

         (d) not be given until the conditions precedent to an Advance have been satisfied; and

         (e) not be given if the making of the Advance requested would cause the aggregate of the Advances then outstanding under the relevant Facility to exceed the Commitment for that Facility or otherwise would not comply with any term of the Finance Documents.

4.4      MAXIMUM NUMBER OF REVOLVING ADVANCES

         The Borrower may not deliver a Drawdown Notice for a Revolving Advance if as a result of the proposed Drawdown more than four Revolving Advances would be outstanding.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

5.       CONDITIONS PRECEDENT

5.1      CONDITIONS PRECEDENT TO THE FIRST ADVANCE

         The obligation of the Lender to make the first Advance is subject to Financial Close occurring.

5.2      CONDITIONS PRECEDENT TO ALL ADVANCES

         The obligation of the Lender to make all Advances is subject to the further conditions precedent that:

         (a) (REPRESENTATIONS AND WARRANTIES TRUE): the Repeating Representations are true and correct in all material respects as of the date of the relevant Drawdown Notice with reference to the facts and circumstances then existing; and

         (b) (NO EVENT OF DEFAULT): no Event of Default or event or circumstance which with the giving of notice and/or the expiry of time would be an Event of Default is subsisting at the date of the relevant Drawdown Notice or will result from the provision of the Advance.

6.       REPAYMENT AND PREPAYMENTS

6.1      REPAYMENT OF REVOLVING ADVANCES

         (a) Subject to clause 6.1(b), the Borrower will repay each Revolving Advance on the last day of its Interest Period.

         (b) If on the last day of an Interest Period for a Revolving Advance (the "MATURING ADVANCE") a new Revolving Advance (the "NEW ADVANCE") is to be made to the Borrower in accordance with the terms of this Agreement, then only an amount equal to:

                  (i)      the amount of the Maturing Advance; less

                  (ii)     the amount of the New Advance,

                  is required to be paid by the Borrower to the Lender (if the amount is a positive number) or by the Lender to the Borrower (if the amount is a negative number).

         (c) The Borrower will repay all outstanding Revolving Advances plus all accrued interest and fees relating to the Revolving Advances on the Revolving Termination Date.

6.2      REPAYMENT OF TERM ADVANCES

         (a) The Borrower will repay to the Lender all Tranche A Term Advances plus all accrued interest on the Tranche A Term Advances on the Tranche A Term Termination Date.

         (b) The Borrower will repay to the Lender all Tranche B Term Advances plus all accrued interest on the Tranche B Term Advances on the Tranche B Term Termination Date.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         (c) The Borrower may not reborrow any part of the Tranche A Term Facility or the Tranche B Term Facility which is prepaid or repaid.

6.3      PRO-RATA REPAYMENTS

         If any member of the Group incurs any Financial Indebtedness and the Borrower intends to apply, or procure the application of, all or any part of that Financial Indebtedness ("APPLICATION AMOUNT") to prepay any of the obligations of the Borrower under the Finance Documents other than pursuant to a Replacement, the Borrower must apply an amount equal the Relevant Percentage of the Application Amount (or such greater amount as determined by the Borrower) to prepay the Tranche B Term Advances or, if the Tranche B Term Advances have been repaid or prepaid in full, such other Advances as are determined by the Borrower.

         For the purposes of this clause:

         "REPLACEMENT" means the replacement of a Lender (as defined in the Common Terms Deed) by substitution under clause 19 of the Common Terms Deed or by prepayment in full of that Lender from the proceeds of the Financial Indebtedness incurred on terms substantially the same as the terms of the Loan Agreement to which that Lender is a party.

         "RELEVANT PERCENTAGE" means, at any time, the aggregate of the Tranche B Term Advances of the Lender at that time divided by the aggregate of all equivalent advances provided by any Lender (as defined in the Common Terms Deed) to the Borrower as at that time, expressed as a percentage.

6.4      OTHER REPAYMENTS AND PREPAYMENTS

         The Borrower will make all repayments and prepayments to the Lender required in accordance with clauses 9.1, 9.3(b) and 9.4 of the Common Terms Deed.

7.       INTEREST

7.1      INTEREST PERIODS

         (a) The Borrower will select an Interest Period for a Revolving Advance and the initial Interest Period for a Tranche A Term Advance or a Tranche B Term Advance in the Drawdown Notice for that Advance or, in the case of a Tranche A Term Advance or a Tranche B Term Advance that has already been borrowed, in a Selection Notice signed by an authorised officer of the Borrower.

         (b) Each Selection Notice for a Tranche A Term Advance or a Tranche B Term Advance is irrevocable and must be delivered to the Lender by the Borrower not later than 2 Business Days before the commencement of the relevant Interest Period.

         (c) Subject to this clause 7.1, the Borrower may select Interest Periods of 1, 2, 3 or 6 months' duration or such other duration agreed between the Borrower and the Lender.

         (d) Each Interest Period in relation to a Tranche A Term Advance or a Tranche B Term Advance is the period commencing on the Drawdown Date for that Advance (in the case of the initial Interest Period) or on the last day of the immediately preceding Interest Period for that Advance (in the case of any subsequent Interest Period).

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         (e) The Interest Period for each Revolving Advance is the period commencing on the Drawdown Date for that Revolving Advance and each Revolving Advance has one Interest Period only.

         (f) If the Borrower does not deliver a Selection Notice for a Tranche A Term Advance or a Tranche B Term Advance to the Lender in accordance with clause 7.1(a), the relevant Interest Period will be 3 months.

         (g) The term of each Interest Period is subject to any marginal adjustment as the Lender, acting reasonably, determines so that:

                  (i)      the last day of that Interest Period is a Business
                           Day; and

                  (ii) no Interest Period for an Advance extends beyond the Termination Date applicable to its Facility.

7.2      CALCULATION OF INTEREST

         (a) The rate of interest for each Advance for each Interest Period is the Interest Rate applicable to its Facility.

         (b) The Lender will promptly notify the Borrower of each determination of an Interest Rate under this Agreement and each determination of a default interest rate by the Lender under clause 7.4 of this Agreement or clause 10 of the Common Terms Deed.

7.3      PAYMENT OF INTEREST

         The Borrower will pay to the Lender the accrued interest in relation to each Advance in arrears on the last day of each Interest Period.

7.4      DEFAULT INTEREST

         (a) If the Borrower fails to pay to the Lender any amount payable by it under a Finance Document on its due date, interest will accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate 2 per cent higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance under the Tranche A Term Facility by the Lender for successive Interest Periods, each of a duration selected by the Lender (acting reasonably). Any interest accruing under this clause 7.4 will be immediately payable by the Borrower on demand by the Lender.

         (b) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.       FEES

8.1      ESTABLISHMENT FEE

         The Borrower will pay to the Lender a non-refundable establishment fee equal to the sum of:

         (a) [ *** ]% of the aggregate of the Revolving Facility Commitment and the

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                  Tranche A Term Facility Commitment; and

         (b) [ *** ]% of the Tranche B Term Facility Commitment on Financial Close.

8.2      COMMITMENT FEE

         (a) The Borrower will pay to the Lender a commitment fee in dollars computed at the rate of [ *** ]% of the Margin for the Revolving Facility per annum on the daily unutilised balance of the Revolving Facility Commitment during the Availability Period for the Revolving Facility.

         (b) The accrued commitment fee is payable quarterly in arrears from the date of this Agreement and also on any date on which the Revolving Facility Commitment is terminated.

9.       PAYMENTS

         For the avoidance of doubt, the parties agree to make all payments under this Agreement in accordance with clause 23 of the Common Terms Deed.

10.      LENDER'S RIGHTS ON EVENT OF DEFAULT

         If the Majority Lenders issue a notice under:

         (a) clause 7.13(a) of the Common Terms Deed, the Commitments are cancelled; or

         (b) clause 7.13(b) of the Common Terms Deed, the Borrower will prepay all Advances, all accrued interest and all other amounts accrued to the Lender under the Finance Documents; or

         (c) clause 7.13(c) of the Common Terms Deed, the Advances will be immediately repayable on demand by the Lender together with accrued interest and all other amounts accrued to the Lender under the Finance Documents.

11.      PUBLIC OFFER

11.1     BORROWER'S REPRESENTATIONS

         The Borrower represents as follows:

         (a) it has made invitations for participation as a "Lender" under this Agreement to at least ten persons, each of whom the Borrower's officers involved in the transaction evidenced by the Finance Documents on a day to day basis believe carries on the business of providing finance or investing or dealing in securities in the course of operating in financial markets for the purposes of section 128F(3)(a)(i) of the Tax Act;

         (b) at least 10 of the persons to whom it has made invitations referred to in clause 11.1(a) are not known or suspected by it to be Associates of any of the others of those 10 invitees; and

         (c) it has not made invitations referred to in clause 11.1(a) to parties whom it knows or

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                  had reasonable grounds to suspect are Offshore Associates of the Borrower.

11.2     LENDERS' REPRESENTATIONS AND WARRANTIES

         The Lender represents and warrants to the Borrower that it is and, at the time of Financial Close it will be, carrying on the business of providing finance, or investing or dealing in securities, in the course of operating in financial markets for the purposes of section 128F(3)(a)(i) of the Tax Act.

11.3     INFORMATION

         The Lender will provide to the Borrower when requested by the Borrower, acting reasonably, any factual information in its possession or which it is reasonably able to provide to assist the Borrower to demonstrate (based upon tax advice received by the Borrower) that the public offer test under section 128F of the Tax Act has been satisfied in relation to this Agreement, where to do so will not in the Lender's opinion (acting reasonably) breach any law or any duty of confidence.

11.4     LEGAL RESTRICTIONS

         The Lender undertakes to the Borrower that it will not directly or indirectly offer or sell any interest under this Agreement or any other Finance Document or distribute or circulate any offer document or other material in connection with the Finance Documents in any jurisdiction except under circumstances which would result in compliance with the laws and regulations of that jurisdiction.

12.      ASSIGNMENTS

12.1     ASSIGNMENTS BY THE LENDER

         The Lender may at any time assign or otherwise transfer all or any part of its rights under any Finance Document in accordance with the provisions of clause 19 of the Common Terms Deed and not in any other manner.

12.2     ASSIGNMENTS BY THE BORROWER

         The Borrower may not assign any of its rights or transfer any of its rights or obligations under this Agreement.

13.      GOVERNING LAW AND ENFORCEMENT

         (a)      This Agreement is governed by New South Wales law.

         (b) The courts having jurisdiction in New South Wales have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement).

         (c) Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 13(b).

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

14.      NO REPRESENTATION BY OR RELIANCE ON THE LENDER

         The Borrower acknowledges that:

         (a) the Lender has no duty to supply the Borrower with information in relation to or affecting the Borrower before the date of this Agreement or during the currency of any Finance Document; and

         (b) it has not entered into any Finance Document in reliance on or as a result of any representation, promise, statement, conduct or inducement to it by or on behalf of the Lender or by or on behalf of any Obligor otherwise than as set out in the Finance Documents.

SIGNED as an agreement.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 1

                                     PART I
                                DRAWDOWN NOTICE

From:    Australian Railroad Group Pty Ltd

To:      [Lender]

Dated:

Dear Sirs

               AUSTRALIAN RAILROAD GROUP PTY LTD - LOAN AGREEMENT
                        DATED [ ] (THE "LOAN AGREEMENT")

1. We refer to the Loan Agreement. Terms defined in or for the purposes of the Loan Agreement will have the same meaning in this Drawdown Notice.

2.       We wish to borrow an Advance on the following terms:

         Facility to be utilised:            Revolving Facility/Tranche A Term
                                             Facility/Tranche B Term Facility*

         Amount:                             [                    ]**

         Proposed Drawdown Date:             [                    ]

         Interest Period:                    [                    ]

3. The Repeating Representations are true and correct in all material respects as of the date of this Drawdown Notice with reference to the facts and circumstances now existing.

4. No Event of Default or event or circumstance which with the giving of notice and/or the expiry of time would be an Event of Default is subsisting at the date of this Drawdown Notice or will result from the provision of the Advance.

5.       The proceeds of the Advance are to be used in accordance with clause
         2.2 of the Loan Agreement.

6. The proceeds of this Advance should [be credited to [account]/insert alternative payment instructions].

7.       This Drawdown Notice is irrevocable.

Yours faithfully

-------------------------------
Authorised Officer of
Australian Railroad Group Pty Ltd

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

* Delete as appropriate.

** Which will not be less than $1,000,000 and will be an integral multiple of $1,000,000.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                     PART II

                                SELECTION NOTICE
       APPLICABLE TO A TRANCHE A TERM ADVANCE OR A TRANCHE B TERM ADVANCE

From:    Australian Railroad Group Pty Ltd

To:      [Lender]

Dated:

Dear Sirs

               AUSTRALIAN RAILROAD GROUP PTY LTD - LOAN AGREEMENT
                        DATED [ ] (THE "LOAN AGREEMENT")

1. We refer to the Loan Agreement. Terms defined in or for the purposes of the Loan Agreement will have the same meaning in this Selection Notice.

2. We refer to the following Tranche A Term Advance[s]/Tranche B Term Advance[s]1 with an Interest Period ending on [ ]:

                        [                             ] **

3. We request that the next Interest Period for the above Tranche A Term Advance[s]/Tranche B Term Advance[s]* is [ ].

4. The Repeating Representations are true and correct in all material respects as at the first date of the new Interest Period with reference to the facts and circumstances then existing.

5.       This Selection Notice is irrevocable.

Yours faithfully

------------------------
Authorised Officer of
Australian Railroad Group Pty Ltd

--------
* Delete as appropriate.

** Insert details of all Tranche A Term Advances or Tranche B Term Advances (as applicable) which have an Interest Period ending on the same date.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

SIGNED for and on behalf of AUSTRALIAN
RAILROAD GROUP PTY LTD by its Attorney under a
Power of Attorney dated 3 December 2003,                /s/ Angela Flannery
and the Attorney declares that the Attorney             -----------------------
has not received any notice of the revocation           Signature of Attorney
of such Power of Attorney, in the presence of:

/s/ Richard Cooper                                      Angela Flannery
---------------------------------------                 ------------------------
Signature of Witness                                    Name of Attorney in full

    Richard Cooper
---------------------------------------
Name of Witness in full

SIGNED for and on behalf of NATIONAL AUSTRALIA
BANK Limited by its Attorney under a Power of
Attorney dated 28 February 1991 (as amended),           /s/ David Sidon
and the Attorney declares that the Attorney has not     ------------------------
received any notice of the revocation of such Power     Signature of Attorney
of Attorney, in the presence of:

/s/ Richard Cooper                                      David Sidon
---------------------------------------                 ------------------------
Signature of Witness                                    Name of Attorney in full

    Richard Cooper
---------------------------------------
Name of Witness in full